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                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN SELECT GROWTH FUND

                     SUPPLEMENT DATED APRIL 14, 2005 TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                              DATED JULY 30, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 12, 2004

     The Prospectus is hereby supplemented as follows:

          The Board of Trustees (the "Board") of Van Kampen Equity Trust (the "Equity Trust") approved submitting to shareholders a proposed reorganization of Van Kampen Select Growth Fund (the "Select Growth Fund"), a series of the Equity Trust, into Van Kampen Equity Growth Fund (the "Equity Growth Fund"), a series of the Van Kampen Series Fund, Inc. In connection with the proposed reorganization, the Select Growth Fund suspended the continuous offering of its shares to new investors on August 26, 2004. At a special meeting of shareholders on April 14, 2005, the proposed plan of reorganization did not receive the votes necessary for approval. As described in the proxy statement related to the proposed reorganization, if shareholders did not approve the proposed reorganization, the Select Growth Fund would continue to operate as is and the Board may consider other options. As a result, on April 15, 2005, the Select Growth Fund will resume the continuous offering of its shares to new investors.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     SG SPT 4/05
                                                                     65090SPT-01